EXHIBIT 10.36
                                  -------------

      THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. W-9


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

      GENETIC VECTORS, INC., a Florida corporation (the "Company"), hereby certifies that, for value received, THE ORBITER FUND, LTD., a ________________________ (the "Holder"), or its registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Eastern Time, on October 5, 2003, Eighty Thousand (80,000) shares of fully paid and non-assessable shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company at a purchase price per share of $0.01 (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided herein.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include Genetic Vectors, Inc., a Florida corporation, and any corporation which shall succeed or assume the obligations of the Company hereunder.

      (b) The term "Common Stock" includes the Company's Common Stock, par value $0.001 per share, as authorized on the date hereof and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      1.    Exercise of Warrant.

            1.1 Full Exercise. This Warrant may be exercised in full by the Holder by surrender of this Warrant, with the form of subscription attached hereto as Exhibit "A" (the "Subscription Form") duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check or wire transfer payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price.

            1.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price. On any such partial exercise the Company will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or such Holder (upon payment by such Holder of any applicable transfer taxes) may request, reflecting in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      2. Delivery of Stock Certificates on Exercise. As soon as practical after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof, as such Holder (upon payment by the Holder of any applicable transfer taxes and, if requested by the Company, demonstration by the Holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then-current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      3.    Adjustment for Reorganization, Consolidation, Merger, etc.

            3.1. Reorganization. If the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or party, or
(c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided herein.

            3.2 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided herein.

      4. Additional Warrants. Upon the satisfaction of either (a) the Company's full payment of all of the outstanding obligations under that certain Promissory Note (the "Note") of even date herewith made by the Company and payable to the Holder or (b) a closing of an offering of securities, whether through one or more private placements or secondary public offerings, in which the Company raises gross proceeds from such transaction or transactions of at least $1,500,000, the Company shall grant to the Holder additional warrants to purchase from the Company at any time or from time to time before 5:00 p.m., Eastern Time, on the fifth anniversary of the grant of such additional warrants to the Holder, One Hundred and Fifty Thousand (150,000) shares of fully paid and non-assessable Common Stock at a purchase price per share of $3.00 (the "Purchase Price").

All warrants to be granted pursuant to the immediately preceding sentence shall be granted pursuant to a new Warrant in the same form as this Warrant, except that such Warrant shall contain the following provision:

               Any provision herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be made in respect of the issuance of additional shares of Common Stock of the Company (or upon the conversion or exchange of securities convertible or exchangeable into shares of Common Stock) unless after the date hereof
               (a) the aggregate consideration to be received by the Company for the issuance of such additional shares of Common Stock, whether through one or more private placements or secondary public offerings (or upon the conversion or exchange of securities convertible or exchangeable into shares of Common Stock), is at least $500,000 and (b) the consideration per share for an additional share of Common Stock (or the conversion or exchange price with respect to securities convertible or exchangeable into shares of Common Stock) to be issued by the Company is less than $3.00. In such event, the Purchase Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued would purchase at such Purchase Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such additional shares of Common Stock so issued.

      5. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

      6.    Notices of Record Date, etc.  In the event of:

            (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

            (c)  any  voluntary  or  involuntary  dissolution,   liquidation  or
winding-up of the Company, or

            (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than this issue of Common Stock on exercise of the Warrant) in connection with any reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or wind up, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend distribution or right, and stating the amount and character of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or wind-up is to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up; and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

      7. Certain Deliveries. The Company shall deliver to the Holder copies of all documents filed by the Company with the Securities and Exchange Commission.

      8. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock from time to time issuable on the exercise of the Warrant.

      9. Exchange of Warrant. On surrender of the Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes and, if requested by the Company, demonstration by such Holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      11. Negotiability. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

            (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the Form of Assignment attached hereto as Exhibit "B") and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
      12. Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same, if to the Company, to Genetic Vectors, Inc., 5201 N.W. 77th Avenue, Suite 100, Miami, Florida 33166
Attention: Mead M. McCabe, Jr., with a copy to Clayton E. Parker, Esq., Kirkpatrick & Lockhart LLP, 201 S. Biscayne Boulevard, 20th Floor, Miami, Florida 33131, and if to the Holder, at the address of such Holder shown on the books of the Company. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the tenth
(10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

      13. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Miami-Dade County, Florida; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, including, without limitation, any objection based on the assertion that such venue is an inconvenient forum; and (iii) irrevocably submit to the jurisdiction of such federal or state court in Miami-Dade County, Florida in any such suit, action or proceeding. All parties hereto agree that the mailing of any processing any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

      14. Entire Agreement; Waiver of Breach. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein, and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

      15. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      16. Attorneys' Fees and Costs. In the event of any litigation arising under or relating to this Warrant, the prevailing party in such dispute shall be entitled to recover its costs and expenses, including reasonable attorney fees, from the other.

      17. Restrictions on Transferability; Restrictive Legend. The Holder acknowledges that the shares of Common Stock issuable upon exercise of this Warrant are subject to restrictions under applicable Federal and state securities laws. Each certificate representing shares of Common Stock issued shall, upon the exercise of this Warrant, bear the following legends in addition to such other restrictive legends as may be required by law:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the Holder, satisfactory to the Company, that such registration is not required under the Act and any applicable state securities laws."

      Dated:  October 6, 1999

                                    GENETIC VECTORS, INC.


                                    By:_________________________

                                    Title:______________________




AGREED TO AND ACCEPTED:

THE ORBITER FUND,  LTD.



By:_________________________

Its:________________________

Date:_______________________

                                   EXHIBIT "A"
                                   -----------

                                FORM OF EXERCISE
                                ----------------

                   (To be signed only on exercise of Warrant)

TO:

      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder _____ shares of Common Stock of ____________________, herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is:

          _____________________________________________________________

          _____________________________________________________________

          _____________________________________________________________

          Dated:      ___________________.




                                    _______________________________
                                    Signature
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    _______________________________
                                    Print Name

                                    _______________________________
                                    Street Address

                                    _______________________________
                                    City, State and Zip Code

                                    _______________________________
                                    Person's Social Security Number or Tax
                                    Identification Number

                                   EXHIBIT "B"
                                   -----------


                               FORM OF ASSIGNMENT
                               ------------------

                   (To be signed only on transfer of Warrant)

      For value received, the undersigned hereby sells, assigns, and transfers unto ___________________ the right represented by the within Warrant to purchase shares of Common Stock of ___________________ to which the within Warrant relates, and appoints ___________________ as its attorney to transfer such right on the books of _________________ with full power of substitution in the premises.

      Dated:      _________________.





                                    _______________________________
                                    Signature
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    _______________________________
                                    Print Name

                                    _______________________________
                                    Street Address

                                    _______________________________
                                    City, State and Zip Code

                                    _______________________________
                                    Person's Social Security Number or Tax
                                    Identification Number

Signed in the presence of:


_____________________________

                                   EXHIBIT "C"
                                   -----------

                               DOCUMENTS DELIVERED
                               -------------------


1.    Form 10-QSB for the three-month period ended September 30, 1998.

2.    Form 10-QSB for the three-month period ended March 31, 1999.

3. Form 10-KSB for the year ended December 31, 1998, as filed with the Securities and Exchange Commission.




                                      C-1